UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2010 (March 16, 2010)
PSB GROUP, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-50301 (Commission File No.)	42-1591104 (IRS Employer Identification No.)
1800 East Twelve Mile Road, Madison Heights, Michigan 48071
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 548-2900
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On March 19, 2010, PSB Group, Inc. (the “Company”) announced that Michael J. Tierney, President and Chief Executive Officer, has resigned from this position, and from the Board of Directors of the Bank and the Company. Mr. Tierney is resigning for personal reasons to pursue other interests and his resignation is effective immediately.
     The Company also announced that Mr. David Wood, Chairman of the Board of Directors will serve as the interim President and Chief Executive Officer. Also, Vincent J. Szymborski, Senior Vice President, Retail Banking was appointed to the position of Executive Vice President and Chief Operating Officer. The Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
Exhibit Number
99.1	Press Release dated March 19, 2010 issued by PSB Group, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB GROUP, INC.
Dated: March 22, 2010	by:	/s/ David A. Wilson
David A. Wilson
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 19, 2010 issued by PSB Group, Inc.